Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
EXECUTIVE STOCK OWNERSHIP GUIDELINES
The Committee believes that significant ownership and retention of stock by our executives is important to the Company as it helps ensure executives will more effectively pursue the long-term goals of the Company and the long-term interests of stockholders. Under the Company’s executive stock ownership guidelines, the CEO and members of the executive leadership team (including the NEOs) must maintain stock ownership equal in value to five times (5x) and three times (3x), respectively, their annual base salaries. Only vested and unvested RSUs and shares of Company common stock owned outright are counted toward achievement of the guidelines. Executives are required to hold 50% of the net after-tax
shares received upon the vesting of awards or the exercise of options until they have complied with the ownership requirements set above.
EQUITY AWARD GRANT PRACTICES
The Committee does not take material
non-public
information into account when determining the timing or terms of equity award grants, and the Company does not time the disclosure of material non-public
information for the purposes of affecting the value of executive compensation. All 2025 grants were made on March 1, 2025, and the Committee has determined that in future years, all annual compensation grants will continue to be made on March 1 of the year of grant.

Award Timing Method	All 2025 grants were made on March 1, 2025, and the Committee has determined that in future years, all annual compensation grants will continue to be made on March 1 of the year of grant.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false